EXHIBIT 99.1

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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                Preliminary Structural and Collateral Term Sheet

                $487,500,000 (approximate) of Senior Certificates
[LOGO]
    JPMorgan
                           Chase Trust Series 2005-S1
                Mortgage Pass-Through Certificates, CHASE 2005-S1

                                                                        3/3/2005
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                          Features of the Transaction
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- Offering consists of approximately [487.5] of Senior Certificates. expected to be rated AAA by at least 2 of the Rating Agencies; S&P, Moody's, Fitch.
- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction.
- There are approximately 2 Pools of Senior Certificates, Pool 1 consists of 3 SubGroups and Pool 2 consists of 1 SubGroup each of which may vary.
- The Credit Support for Pools 1 & 2 is Cross-Collateralized with respect to losses.




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                                    Key Terms
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Issuer :                                              Chase Trust Series 2005-S1
Underwriter :                                        J.P.Morgan Securities, Inc.
Depositor :                                   Chase Mortgage Finance Corporation
Trustee:                                                                Wachovia
Type of Issuance:                                                         Public
Servicer Advancing:                              Yes, Subject to Recoverability.
Compensating Interest:                                         Paid, But Capped.
Clean-Up Call / Optional Termination:  [10%] clean-up call (aggregate portfolio)
Legal Investment:                     The Senior Certificates are Expected to be
                                                            SMMEA at Settlement.
ERISA Eligible:                                      The Senior Certificates are
                                        Expected to be ERISA eligible subject to
                                              limitations set forth in the final
                                                          prospectus supplement.
Tax Treatment:                                                             REMIC
Structure:                              Senior/Subordinate w/ Shifting Interest.

                                          and Subordinate Certificate Prepayment
                                                                         Lockout

Expected AAA Subordination:                                        2.5% +/- .50%
Rating Agencies:                            At least 2 of 3; Moody's, S&P, Fitch
Registration:                          Publicly Offered Certificates will be DTC

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                            Time Table (approximate)
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Expected Settlement                                                      4/29/05
Cut-Off Date                                                              4/1/05
First Distribution Date                                                  5/25/05
Distribution Date                                      25th or Next Business Day
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                          JPMSI Whole Loan Trading Desk
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Greg Boester                      212.834.2499
John Horner                       212.834.2499
Tom Scudese                       212.834.2499
Ruslan Margolin                   212.834.2499
Marc Simpson                      212.834.2499

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                Preliminary Mortgage Pool(s) Data - Jumbo 30 Year
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                                        Pool 1             Pool 1             Pool 1             Pool 1
                                      Aggregate          SubGroup1          SubGroup1          SubGroup1
Collateral Type                       30 Yr Jumbo      5.25% Pass-Thru    5.5% Pass-Thru     6.0% Pass-Thru
Outstanding Principal Balance         350,000,000        34,964,369         219,814,732        94,680,147
Number of Mortgage Loans                  768                                                      502
Average Original Balance                492,439            496,275            495,485            490,407
Weighted Average Coupon                  5.88%              5.55%              5.84%              6.10%
Weighted Average Maturity                 358                358                358                358
Weighted Average Seasoning                 2                  2                  2                  2
Weighted Average Loan-to-Value            69%                70%                69%                69%
Weighted Average FICO Score               734                742                735                727
Geographic Distribution             CA(31%),NY(19%)    CA(33%),NY(14%)    CA(31%),NY(19%)    CA(28%),NY(21%)
Owner Occupied                            95%                98%                95%                95%
Purpose-Cash Out                          25%                19%                24%                30%
Primary Mortgage Pool Originator        (100%)
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
               Preliminary Mortgage Pool(s) Data - Jumbo 15 Year
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                                        Pool 2             Pool 2
                                      Aggregate          SubGroup1
Collateral Type                       15 Yr Jumbo      5.0% Pass-Thru
Outstanding Principal Balance         150,000,000        149,580,015
Number of Mortgage Loans                  280
Average Original Balance                586,899            586,899
Weighted Average Coupon                  5.45%              5.46%
Weighted Average Maturity                 177                177
Weighted Average Seasoning                 3                  3
Weighted Average Loan-to-Value            60%                60%
Weighted Average FICO Score               735                735
Geographic Distribution             CA(25%),NY(24%)    CA(25%),NY(24%)
Owner Occupied                            89%                89%
Purpose-Cash Out                          34%                34%
Primary Mortgage Pool Originator        (100%)

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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
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